UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

SITIO ROYALTIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41585	88-4140242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Lawrence Street, Suite 1750
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 640-7620

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Warrants to purchase Class A common stock	STR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Pro Forma Financial Statements

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Sitio Royalties Corp. (the “Company”) on December 29, 2022 (the “Original Form 8-K”), effective December 29, 2022 (the “Closing Date”), the Company consummated the transactions (the “Transactions”) contemplated by the Merger Agreement, dated as of September 6 2022, among the Company, STR Sub Inc. (formerly Sitio Royalties Corp. ,“Former Sitio”), Brigham Minerals, Inc. (“Brigham”), Brigham Minerals Holdings, LLC (“Opco LLC”), Sitio Royalties Operating Partnership, LP (“Opco LP”), Snapper Merger Sub IV, Inc., Snapper Merger Sub V, Inc., and Snapper Merger Sub II, LLC, a Delaware limited liability company, pursuant to which each of Former Sitio, Brigham and OpCoLLC became consolidated subsidiaries of the Company.

This Current Report on Form 8-K provides certain pro forma financial statements as described in Item 9.01 below. This Current Report on Form 8-K should be read in connection with the Original Form 8-K, which provides a more complete description of the Transactions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Transactions, attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022;

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITIO ROYALTIES CORP.

Date: March 9, 2023

	By:	/s/ Brett S. Riesenfeld
Brett S. Riesenfeld
Executive Vice President, General Counsel and Secretary